SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 14, 2013

DILIGENT BOARD MEMBER SERVICES, INC.

(Exact name of registrant as specified in Charter)

Delaware	000-53205	26-1189601
(State of other Jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

39 West 37 St. 8th Floor New York, NY 10018
(Address of principal executive offices)

(212) 741-8181

(Issuer’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On January 22, 2013, Diligent Board Member Services, Inc. (the “Company”) issued a press release announcing its revenue and sales results for the fourth quarter and full year 2012. A copy of the press release is furnished herewith as Exhibit 99.1.

A report, dated January 15, 2013 New Zealand Daylight Time, entitled “Diligent Quarterly Update - Fourth Quarter 2012” relating to the Company’s fourth quarter 2012 results and detailing the Company’s revenues, new sales and new client agreements is furnished herewith as Exhibit 99.2.

The information furnished pursuant to this Current Report on Form 8-K (including the exhibits hereto) shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth by specific reference in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01 Exhibits

(d) Exhibits

Exhibit
No.	Description
99.1	Press Release dated January 22, 2013
99.2	Diligent Quarterly Update - Fourth Quarter 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2013	DILIGENT BOARD MEMBER SERVICES, INC.

	By:	/s/ Robert Norton
Robert Norton
General Counsel and Secretary